SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 25, 1999



                                THE PANTRY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      33-72574                  56-1574463
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
       of incorporation)                                  Identification Number)


        1801 Douglas Drive, P.O. Box 1410, Sanford, North Carolina 27330
                    (Address of principal executive offices)


                                 (919) 774-6700
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On February 25, 1999, The Pantry, Inc. (the "Company") acquired 60 convenience stores and related assets from Taylor Oil Company ("Taylor"). The real property on which the stores are located has been leased or subleased from Taylor or affiliated parties. Of the 60 leases, 51 are for terms of 15 years with four five-year renewal options. The remaining nine subleases are for terms ranging from three to 18 years, exclusive of renewal options. The acquired convenience stores are located in North Carolina and Virginia. The purchase price was approximately $23,000,000 in cash plus certain adjustments. The Company intends to continue to operate the assets of Taylor as they have historically been operated. The source of funds for the acquisition was the Company's Amended and Restated Credit Facility and cash on hand.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        The audited financial statements of Taylor as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998, and the Notes thereto, will be provided by amendment within 60 days from the date of this report.

(b)     PRO FORMA FINANCIAL INFORMATION

        Unaudited pro forma financial statements of the Company and Taylor for the year ended September 24, 1998, and as of and for the three-month period ended December 24, 1998, will be provided by amendment within 60 days from the date of this report. The unaudited pro forma statement of operations for the year ended September 24, 1998 will include the Company's statement of operations for the year ended September 24, 1998 and Taylor's statements of income for the year ended December 31, 1998. The unaudited pro forma financial statements for the latest interim period will include the financial statements of the Company as of and for the three-month period ended December 24, 1998 and Taylor as of and for the three-month period ended December 31, 1998.

(c)     EXHIBITS

        Exhibit No.   Description of Exhibit
        -----------   ----------------------

        2.1 Asset Purchase Agreement between Taylor Oil Company and The Pantry, Inc., dated as of January 14, 1999 (asterisks located within the exhibit denote information which has been deleted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission)

        2.2 List of Exhibits and Schedules Omitted from the Asset Purchase Agreement referenced in Exhibit 2.1 hereof

        23.1*         Consent of Edwards, Falls & Renegar, PLLC

------------------------
*  To be filed by amendment.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  March 12, 1999

                             THE PANTRY, INC.

                             By: /s/ William T. Flyg
                                 --------------------------------------------
                                 William T. Flyg
                                 Senior Vice President Finance and Secretary

                                  EXHIBIT INDEX

     Exhibit No.      Description of Exhibit
     -----------      ----------------------

        2.1 Asset Purchase Agreement between Taylor Oil Company and The Pantry, Inc., dated as of January 14, 1999 (asterisks located within the exhibit denote information which has been deleted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission)

        2.2 List of Exhibits and Schedules Omitted from the Asset Purchase Agreement referenced in Exhibit 2.1 hereof

        23.1*         Consent of Edwards, Falls & Renegar, PLLC

------------------------
*  To be filed by amendment.